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                                                                    EXHIBIT 10.1



                                 LEASE AGREEMENT

                                     between

the company GRUNDBESITZVERWALTUNGSGESELLSCHAFT MAY-GESKE PETER-MAY-STRA(BETA)E I GESELLSCHAFT BURGERLICHEN RECHTS MIT BESCHRANKTER HAFTUNG

                                                        - hereinafter "Lessor" -

and

the company MAY VERPACKUNGEN GMBH & CO. KG represented by MAY Verpackungen Verwaltung GmbH, this in turn represented by its managing director Mr Jurgen May

                                                        - hereinafter "Lessee" -




                                    PREAMBLE:

The Lessor is owner of the business premises registered at the Local Court of Liblar in Bruhl, sheet no. 6434, floor 1 plots 296, 297, 298, 299, 300, 301 and
302. The real property has been built upon with a storage facility of 13,770 m(2).

                                      SECTION 1

                          OBJECT OF THE LEASE AGREEMENT

1. The Lessor leases to the Lessee the storage and other areas outlined [in color] on the site-plan enclosed as ANNEX 1. The Lessor allows the Lessee to use the driveway to the leased areas free of charge. The Annex is a component of this agreement. In total, the leased area amounts to 22,582 m(2) aT the time of contractual conclusion.

2. The Lessee is aware of the condition of the leased object and acknowledges the condition as being in compliance with the contractually agreed terms.





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                                      SECTION 2

                              PURPOSE OF THE LEASE

1. The lease is for the purpose of using the premises by the Lessee for the storage of packaging materials.

2. Changes to the purpose of the usage of the premises require the prior written approval of the Lessor.

3. The Lessee shall be responsible for fulfilling the relevant statutory and official regulations relating to the business operations and shall adhere to all statutory provisions and guidelines. This includes, in particular, the provisions relating to fire protection.

                                      SECTION 3

1. The lease begins on January 1, 2000 and shall be concluded for a fixed term ending January 1, 2020. After the end of the lease period the Lessee shall have the right to prolong the lease for an additional five-year-term with written notification to the Lessor that has to be received by the Lessor 12 months prior to the end of the lease, at the latest. The option to extend the lease agreement may be utilized once more after termination of prolonged term with the same notification period.

2. The lease agreement shall terminate automatically upon termination of the lease agreement between the Lessee and May Grundbesitz GmbH & Co. KG concluded on the day of signature of the agreement enclosed as ANNEX 2.

3. The Lessor can terminate the lease agreement for cause with immediate effect in particular if,

      - the Lessee is in default with more than three monthly rent payments or

      - insolvency or other judicial or extra-judicial proceedings serving the regulation of debts have been initiated in respect of the property of the Lessee or the Lessee has permanently ceased business operations or its official permit has been withdrawn or withdrawal is threatening for any reasons whatsoever or

      - despite written warning, the Lessee contravenes essential provisions of the lease agreement. Usage of lease object not in compliance with this agreement, destruction of or severe harm to the lease object shall be considered in particular a violation of the principal conditions stated in this lease agreement.

The Lessee shall be liable to the Lessor for failure of rent payments, ancillary costs and other performances.






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4.    Upon the expiry of the term of lease, Sec. 568 BGB shall not be applicable for either party.

5. In the event of complete or predominant destruction of the lease object not covered under any insurance policy of the Lessor, the Lessor shall not be responsible for any duty to restore the lease object to its previous state. Upon prior written consent of the Lessor, who may only insert an objection in the event of an important reason, the Lessee has the right to restore at its own expense the lease object as soon as possible. Given such a case, the lease charges shall be re-negotiated by both parties in due time. Each party shall suggest an adjusted amount for lease charges. Should no agreement be met, the Chamber of Commerce and Industry shall appoint an expert official, who acting as arbitrator will determine the adjusted amount of lease charges. The costs arising from such arbitration will be bore equally by both parties.



                                      SECTION 4

1.    The monthly rent amounts to DM 78,000.

      In addition, the Lessee shall pay sales tax in the applicable amount. Should a new measurement of the lease object prove a deviation in the number of m(2) of the lease object as stated in ss. 1 Sec. 1, the amount OF rent shall be modified accordingly.

2. The rent shall be due one month in advance and must have been paid into an account specified by the Lessor on the fifth working day free of charge for the Lessor.

3. Should the cost of living index of a 4-person employee household with average income (basis 1991 = 100) established by the Federal Office for Statistics or a replacement authority change by more than 10 % as compared to the situation at the time of concluding this agreement, the rent agreed in this agreement will automatically be adjusted by the same percentage without any action on the part of the contractual parties. Also after an adjustment in the amount of rent in accordance with the above paragraph, the adjusted amount of rent will once again automatically change without any action on the part of the contractual parties as soon as the cost of living index described above deviates by at least a further 10% from the figures decisive for the preceding change. Calculation of the new amount of rent shall always begin with the amount of rent most recently in effect after reaching the 10% limit. If this rent adjustment clause is subject to the approval of the Federal Office for Economy (Bundesamt fur Wirtschaft), the contractual parties shall submit to the decision of this office. Should the Federal Office not approve this value adjustment clause for Economy, the contractual parties shall both consent to a valid formula for calculating the rent adjustment in accordance with the above agreement.





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                                      SECTION 5


1. All operating costs within the meaning of Annex 3 to Sec. 27 of the Second Calculation Ordinance (Berechnungsverordnung) as well as for separate service agreements in existence for the supply area (gas, electricity and drinking water supply) and for the removal of waste water, which are to be concluded, are covered by the present lease agreement and its concluded separate service agreements for gas, electricity and drinking water and for the removal of waste water between May Grundbesitz GmbH & Co. KG and the Lessee for the premises located at Peter-May-Stra(beta)e 45 in Erfstadt-Kottingen registERED in the land register of Erfstadt, sheet no. 0997, plot 1,4,5. Should the lease agreement lose its effectiveness, the parties are obliged to renegotiate operating costs to be born by the Lessee. Should no agreement be met on the amount of operating costs or on the conclusion of separate service agreements, then the amount shall be determined by an expert official appointed by the Chamber of Commerce and Industry. The Lessor is obliged to provide the Lessee with access to all supply lines, including gas, electricity, and water lines.

      Furthermore, the Lessee shall also bear the ancillary costs arising on its part of the real property (especially ground tax, property insurance, care of property/winter service, general administration of the real estate, security guard service, etc.). A list of the ancillary costs is enclosed as ANNEX 3. The Annex is a component of this agreement. At the moment, ancillary costs amount to a monthly flat rate of DM 6,000. Furthermore, the Lessee is obliged to pay the sales tax in the applicable amount. The code key listed in the Annex for the calculation of each ancillary cost has not been determined. Should the code key undergo any changes, the Lessor maintains the right to adjust the ancillary costs accordingly.

2. Should public duties relating to the lease object be increased or introduced after contractual conclusion, the Lessee is obliged to pay the corresponding additional amount as of the date at which they come into existence.

3. Monthly advance payments of DM 6,000 are to be made towards ancillary costs, which shall be calculated in an annually issued invoice. Once per year, the Lessor is entitled to adjust the amount of advance payments to reflect any increase in the operating costs.

4.    Ancillary costs have to be accounted annually.




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                                      SECTION 6

                             SET-OFF, LIEN, DAMAGES

1. The Lessee can only set off claims against the rent and ancillary cost claims of the Lessor if such claims are undisputed or have been determined with res judicata effect. Furthermore, it can only assert a lien in respect of such claims.

2. The assertion of damages claims by the Lessee on account of a defect of the lease object or due to a default on the part of the Lessor in removing the defect is excluded to the extent that the defect was not caused by the Lessor intentionally or with gross negligence.

                                      SECTION 7

1. The Lessee shall treat the lease object with due care. It shall carry out decorative repairs at its own expense at appropriate intervals. Furthermore, the Lessee shall bear costs for routine maintenance and repair of the interior of the lease object.

2. Furthermore the Lessee shall bear the costs of maintaining and repairing the exterior walls and roof of the leased object:

      -     heating and ventilation equipment,

      - other miscellaneous equipment belonging to the lease object and technical installations including shafts for cables and wiring

      -     permanent exterior equipment.

6. The Lessor shall bear the following costs of maintaining and repairing the outside walls and roof of the leased object:

      -     building constructions,

      -     roofing,

      -     lightening protection equipment.




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                                      SECTION 8

The Lessee is only entitled to carry out structural changes to the leased object (fittings, installing and changing boilers, installations, conversions, etc.) with the prior written consent of the Lessor, which shall not be unreasonably withheld. With prior consent of the Lessor, the Lessee shall be responsible for obtaining any construction permits as well as other necessary permits, and with respect to the measures to be carried out shall bear the costs of maintaining the object and removing all hazards as well as the risk of any damages.

                                      SECTION 9

The Lessee shall take out sufficient insurance policies for the buildings and inventory belonging to the lease object, as well as an operating liability insurance policy for personal and property damage. Should an insurance policy be held in the name of the Lessor as owner for legal reasons, the Lessee remains obliged to make premium payments.

                                     SECTION 10

1. The Lessee shall be responsible for keeping the entire lease object clean and tidy with the exception of driveways and walkways leading to and within the lease premises.

2. Internally, the Lessee shall assume the duty to provide safety on the premises with respect to the entire lease object including the buildings and parts of buildings established after contractual conclusion. The Lessee shall indemnify the Lessor against any claims of third parties asserted against the Lessor on account of a violation of its duty to maintain safety on the premises.

                                     SECTION 11

Upon termination of the lease agreement, all leased areas shall be cleared and returned in an orderly condition after the necessary interior decorative repairs have been carried out. Any structural changes carried out to the lease object shall remain after termination of the lease agreement given the Lessor and Lessee both consented to the structural changes. The Lessee shall not receive any compensation in this respect.




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                                     SECTION 12

The Lessee shall not be entitled to sublease the lease object or transfer it for use in any other way in whole or in part unless the Lessor has given its prior written consent. The Lessor may refuse its consent only in the case of important reason in relation to the third party. An important reason within this meaning is, in particular, if the third party, either a natural person or a legal entity, is a competitor of the business operations of the Lessor. Subleasing by the Lessee to companies belonging to the US Can Group shall not require the Lessor's prior consent.

                                     SECTION 13

1. The Lessee shall be liable to the Lessor for damages caused by the Lessee, its employees and workers, as well as craftsmen, subleasees, visitors, suppliers, customers and other associated persons of or in the lease object. In particular, the Lessee shall be liable for damages arising due to an unprofessional treatment of the energy and water supplies as well as water, environment and ground contamination. The Lessee will be liable irrespective of any culpable behavior by the party causing the damage.


3. The Lessee shall also be liable to the Lessor for damages caused by itself, its employees and workers, its craftsmen, sublessees, visitors, suppliers, customers and other associated persons of neighboring property, including the buildings and objects to be found on this property, irrespective of any culpability on the part of the Lessee. Should the Lessor be liable for such damage in its capacity of owner of the property, the Lessee shall indemnify the Lessor against all damages claims asserted against it.

                                  SECTION 14

With prior notification to the Lessee, the Lessor or an agent of the Lessor shall be entitled within the purpose of this agreement to enter the leased object during usual business hours in order to control compliance with obligations under this lease agreement by the Lessee. In the event of imminent danger the Lessor shall be entitled to enter the leased object at any time.






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                                     SECTION 15

1. At the Lessor's request, the Lessee is obliged to provide for all payment obligations arising from this lease agreement a written, unlimited, irrevocable, absolute bank guarantee of a Sparkasse (savings bank) or major German bank, which shall be the Lessee's main duty arising from this agreement. The guarantee shall be issued in the amount of 3 monthly rent payments plus advance payments towards ancillary costs and sales tax, and is to be presented to the Lessor within three months of the request in accordance with sentence 1.

      The leased premises can only be transferred to the Lessee after provision of the guarantee. If the monthly payment obligations of the Lessee are increased, the Lessor can request a corresponding increase in the security payment.

2. The guarantee is to be returned by the Lessor after termination of the lease agreement and once the Lessee has left the property given the Lessee has fulfilled all obligations arising from this lease agreement.

3. The Lessee shall notify the Lessor in due time of any changes in its belonging to the US Can Group or of any changes in its majority shareholding. Should the Lessor consider the credit standing of the Lessee to be limited subsequent to such a change, the Lessor maintains the right to require additional securities to ensure the fulfillment of payment obligations arising from this lease agreement.

                                   SECTION 16

This agreement applies with respect to and against the legal successors of both parties.

                                   SECTION 17

Place of fulfillment for all obligations arising from this agreement and venue shall be the location of the lease object.

                                   SECTION 18

1.    No oral agreements have been made.

2.    Changes and supplements to this agreement require written form. This also





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      applies with respect to a change to this written form clause.

3. Should one or several provisions of this agreement be or become entirely or partly invalid, this shall not affect the remaining provisions which shall remain in full force and effect. The parties undertake to agree on a provision coming as close as possible to the original intention of the parties from an economic point of view.

                   , den
-------------------      ------------------------


----------------------------
     -----------------------

May-Geske                                                      May Verpackungen






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                                 LEASE AGREEMENT

                                     between

the company MAY GRUNDBESITZ GMBH & CO. KG, represented by MAY
Grundbesitzverwaltung GmbH, this in turn represented by its managing directors Mr Thomas May and Mr Klaus Geske

                                                        - hereinafter "Lessor" -

and

the company MAY VERPACKUNGEN GMBH & CO. KG represented by MAY Verpackungen Verwaltung GmbH, this in turn represented by its managing director Mr Jurgen May

                                                        - hereinafter "Lessee" -







                                    PREAMBLE:

May Holding GmbH & Co. KG is owner of the business premises in Erftstadt-Kottingen, Peter-May-Stra(beta)e 45, registered in the land register of Liblar, Local Court of Bruhl, sheet no. 0997, floor 1, 4, 5. The ownership of the lease object has been transferred from May Holding GmbH & Co KG to May Grundbesitz GmbH & Co. KG effective December 30, 1998. Registration with the land registry of the transfer of ownership has been granted and applied for. The real property has been built upon with office buildings, production halls and storage facilities.

                                      SECTION 1

                          OBJECT OF THE LEASE AGREEMENT

1. The Lessor leases to the Lessee the production, storage, office, laboratory and other areas outlined [in color] on the site-plan enclosed as ANNEX 1. The Annex is a component of this agreement. In total, the leased area amounts to 37,493.60 m(2) at the time of contractual conclusion. The Lessor allows the Lessee to use free of charge driveways leading to the lease object listed in the Annex as well as any new driveways to be built after conclusion of this lease agreement.

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2.    The Lessor grants the Lessee the proportional use of the total 470-500 parking spaces within the plant's premises. The proportion of parking spaces granted to the Lessee corresponds to the percentage of the total number of May Verpackungen GmbH & Co. KG employees on the leased area, which shall never exceed 50%. The number of parking spaces granted to the Lessee shall reflect changes in the total number of May Verpackungen GmbH & Co. KG employees, which constitutes the proportion of the total number of all employees on the leased area, which shall not exceed 50%. Such adjustment shall occur annually and shall be in effect as of January 1 of the calendar year. The basis for such an adjustment shall be the number of workers employed on December 31 of the respective previous calendar year. In creating the basis for the percentage of the number of employees of May Verpackungen GmbH & Co. KG to the total number of employees on the leased area, which for example if consisted of 47.8%, the Lessee would be granted 225 - 239 parking spaces. The Lessee does not have the right to claim or restrict certain parking spaces for its own use.

3. The Lessee has the right to use the kitchen and sanitary installations located presently in the administration building insofar the office spaces leased to the Lessee are not furnished adequately and thus hinder the Lessee in its conducting of business. With prior notice the Lessee is entitled to shared use of the conference room located centrally on the first floor above ground level with the Lessor under the previously applicable conditions insofar the usage of the meeting room by the Lessor or a company of the May Group is not intended for the relevant time period. For future redistribution of office spaces within the same buildings, the Lessor and the Lessee agree to provide lockable spaces for each party and each office unit providing the aforementioned facilities.

4. The Lessee has the right to use the gas station located on the business premises for its company vehicles. Current gasoline prices shall apply. The Lessor maintains the right to close the gasoline station at any time or to change usage thereof.

5. Security guards and reception staff in the administration building shall be employed jointly by the Lessor and the Lessee. The Lessee is entitled to usage of services by security guards located at the main entrance of the plant's premises. The Lessor is not obliged to maintain the service of the security guard staff nor of the reception staff during the course of this lease agreement. The Lessee has the right to maintain at its own expense security guard services upon their suspension.

6. The Lessee has the right to use the forecourt of the business premises and to install flags and signs carrying its name and trademark to the same extent as the Lessor insofar the rights of the Lessor and other lessees located in the same business area have not been impaired. Upon request by the Lessor the Lessee is obliged to remove such company advertisements after termination of this lease agreement. The Lessee shall be liable for all visible and invisible damages arising from the installation or removal of company advertisements.





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7.    The Lessee is aware of the condition of the leased object and acknowledges the condition as being in compliance with this lease agreement.

8. Upon designing the lobby of the administration building the Lessor will take into account the business interests of the Lessee.



                                    SECTION 2

                              PURPOSE OF THE LEASE

1. The lease is for the purpose of using the premises within the scope of the present business objectives of the Lessee.

2. Changes to the purpose of the lease require the prior written approval of the Lessor.

3. The Lessee shall be responsible for fulfilling the relevant statutory and official conditions relating to the business operations and shall adhere to all statutory provisions and guidelines. This includes, in particular, the provisions relating to fire protection.

                                    SECTION 3

                            DURATION OF THE AGREEMENT

1. The lease begins on January 1, 2000 and shall be concluded for a fixed term ending January 1, 2020. After the end of the lease period the Lessee shall be entitled to prolong the lease for an additional five-year-term with written notification to the Lessor that has to be received by the Lessor 12 months prior to the end of the lease, at the latest. The option to extend the lease agreement may be utilized once more after termination of prolonged term with the same notification period.

2. The lease agreement shall terminate automatically upon the termination date of the concluded lease agreement between the Lessee and Grundbesitzverwaltungsgesellscahft May-Geske Peter-May-Stra(beta)e I Gesellschaft burgerlichen Rechts concluded on the day of signature of this agreement enclosed as ANNEX 2.

3. The Lessor can terminate the lease agreement for cause with immediate effect in particular if,

            - the Lessee is in default with more than three monthly rent payments or

            - insolvency or other judicial or extra-judicial proceedings serving the regulation of debts have been initiated in respect of the property of the Lessee or the Lessee has permanently ceased business operations or its official permit has been withdrawn or withdrawal is threatening for any reasons whatsoever or


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            -     despite written warning, the Lessee contravenes essential
                  provisions of the lease agreement. Usage of lease object not in compliance with this agreement, destruction of or severe harm to the lease object shall be considered a violation of the principal conditions stated in this lease agreement.

      The Lessee shall be liable to the Lessor for failure of rent payments, ancillary costs and other performances.

4. Upon the expiry of the term of the lease, Sec. 568 BGB shall not be applicable for either party.

5. In the event of complete or predominant destruction of the lease object not covered under any insurance policy of the Lessor, the Lessor shall not be responsible for any duty to restore the lease object to its previous state. Upon prior written consent of the Lessor, who may only insert an objection in the event of an important reason, the Lessee has the right to restore at its own expense the lease object as soon as possible. In the event that the lease object has been restored, the lease charges shall be re-negotiated by both parties in due time. Each party shall suggest and agree on an adjusted amount for lease charges. Should no agreement be met, the Chamber of Commerce and Industry shall appoint an expert official, who acting as arbitrator will determine the adjusted amount of lease charges. The costs arising from such arbitration will be bore equally by both parties.



                                    SECTION 4

                                      RENT

1.    The monthly rent amounts to DM 211,529.68.

      The rent to be paid for the individual areas is enclosed in ANNEX 3. In addition, the Lessee is to pay sales tax in the applicable amount. Should a new measurement of the lease object prove a deviation in the number of m(2) of the lease object as stated in Sec. 1 No 1, the amount of rent shall be modified accordingly.

2. The rent shall be due one month in advance and must have been paid into an account specified by the Lessor on the fifth working day free of charge for the Lessor.

3. Should the cost of living index of a 4-person employee household with average income (basis 1991 = 100) established by the Federal Office for Statistics or a replacement authority change by more than 10% as compared to the situation at the time of concluding this agreement, the rent agreed in this agreement will automatically be adjusted by the same percentage without any action on the part of the contractual parties. Also after an adjustment in the amount of rent in accordance with the above paragraph, the adjusted amount of rent will once again automatically change without any action on the part of the contractual parties as soon as the cost of living index described above deviates by at least a further 10% from the figures decisive for the preceding change. Calculation of the new amount of rent shall always begin with the amount of rent most recently in effect after reaching the 10% limit. If this rent adjustment clause is subject to the approval of the Federal Office for Economy (Bundesamt fur Wirtschaft), the contractual parties shall submit to the decision of this office. Should the Federal Office not approve this value adjustment clause for Economy, the contractual parties shall both consent to a valid formula for calculating the rent adjustment in accordance with the above agreement.



                                    SECTION 5

                                 ANCILLARY COSTS

1. The Lessee shall bear all operating costs within the meaning of Annex 3 to Sect. 27 of the Second Calculation Ordinance (Berechnungsverordnung). Separate service agreements exist for the supply area (gas, electricity and drinking water supply) and for wastewater removal. The Lessor shall ensure the Lessee access to all supply lines. Furthermore, the Lessee shall bear ancillary costs arising on its part of the real property, especially ground tax, property insurance, care of property/winter service, general administration of the real estate, security guard service, etc. The Lessee shall bear the sales tax in the applicable amount. A list of the ancillary costs is enclosed as ANNEX 4. The Annex is a component of this lease agreement. The code key listed in the Annex for the calculation of each ancillary cost has not been determined. Should the code key undergo any changes, the Lessor maintains the right to adjust the ancillary costs accordingly.

2. Should public duties relating to the lease object be increased or introduced after contractual conclusion, the Lessee is obliged to pay the corresponding additional amount as of the date at which they come into existence.

3. Operating costs and ancillary costs are to be settled and invoiced on a monthly basis. As stated in paragraph 4 of this clause these settlements are advance payments of the annual settlement and invoicing. The Lessor maintains the right to an annual adjustment in the amount of the monthly settlement to reflect a possible change in the operating costs and ancillary costs. The Lessee maintains the right to inspect documents relevant to the settlement.

4.    Ancillaries have to be accounted annually.



                                    SECTION 6

                             SET-OFF, LIEN, DAMAGES

1. The Lessee can only set off claims against the rent and ancillary cost claims of the Lessor if such claims are undisputed or have been determined with res judicata effect. Furthermore, it can only assert a lien in respect of such claims.

2. The assertion of damage claims by the Lessee on account of a defect of the lease object or due to a default on the part of the Lessor in removing the defect is excluded to the extent that the defect was not caused by the Lessor intentionally or with gross negligence.



                                    SECTION 7

               INTERIOR DECORATIVE REPAIRS, MAINTENANCE AND REPAIR

1. The Lessee shall treat the leased object with due care. It shall carry out decorative repairs at its own expense at appropriate intervals. Furthermore, the Lessee shall bear costs for the routine maintenance and repair of the interior of the lease object.

2. Furthermore the Lessee shall bear the following costs of maintaining and repairing the outside walls and roof of the leased object:

      -     heating and ventilation equipment,

      - other miscellaneous equipment belonging to the lease object and technical installations including shafts for cables and wiring

      -     permanent exterior equipment.

3. The Lessor shall bear the costs of maintaining and repairing the exterior walls and roof of the leased object:

      -     building construction,

      -     roofing,

      -     lightening protection equipment.



                                    SECTION 8

                        STRUCTURAL CHANGES BY THE LESSEE

The Lessee is only entitled to carry out structural changes to the leased object (fittings, installing and changing boilers, installations, conversions, etc.) with the prior written consent of the Lessor, which shall not be unreasonably withheld. With prior consent of the Lessor, the Lessee shall be responsible for obtaining any construction permits as well as other necessary permits, and with respect to the measures to be carried out shall bear the costs of maintaining the object and removing all hazards as well as the risk of any damages.

                                    SECTION 9

                                    INSURANCE

The Lessee shall take out sufficient insurance policies for the buildings and inventory belonging to the lease object, as well as an operating liability insurance policy for personal and property damage. Should an insurance policy be held in the name of the Lessor as owner for legal reasons, the Lessee remains obliged to make premium payments.

                                   SECTION 10

                     DUTY TO MAINTAIN SAFETY ON THE PREMISES

1. The Lessee shall be responsible for keeping the entire lease object clean and tidy with the exception of driveways and walkways leading to and within the lease premises.

2. Internally, the Lessee shall assume the duty to provide safety on the premises with respect to the entire lease object including the buildings and parts of buildings established after contractual conclusion. The Lessee shall indemnify the Lessor against any claims of third parties asserted against the Lessor on account of a violation of its duty to maintain safety on the premises.

                                   SECTION 11

                          RETURN OF THE LEASED PREMISES

Upon termination of the lease agreement, all leased areas shall be cleared and returned in an orderly condition after the necessary interior decorative repairs have been carried out. Any structural changes carried out to the lease object shall remain after termination of the lease agreement given the Lessor and Lessee both consented to the structural changes. The Lessee shall not receive any compensation in this respect.

                                   SECTION 12

                                   SUBLEASING

The Lessee shall not be entitled to sublease the lease object or transfer it for use in any other way in whole or in part unless the Lessor has given its prior written consent. The Lessor may refuse its consent only in the case of important reason in relation to the third party. An important reason within this meaning is, in particular, if the third party, either a natural person or a legal entity, is a competitor of the business operations of the Lessor. Subleasing by the Lessee to companies belonging to the US Can Group shall not require the Lessor's prior consent.

                                   SECTION 13

                                     DAMAGES

1. The Lessee shall be liable to the Lessor for damages caused by the Lessee, its employees and workers, as well as craftsmen, subleasees, visitors, suppliers, customers and other associated persons of or in the lease object. In particular, the Lessee shall be liable for damages arising due to an unprofessional treatment of the energy and water supplies as well as water, environment and ground contamination. The Lessee will be liable irrespective of any culpable behavior by the party causing the damage.

1. The Lessee shall also be liable to the Lessor for damages caused by itself, its employees and workers, its craftsmen, sublessees, visitors, suppliers, customers and other associated persons of neighboring property, including the buildings and objects to be found on this property, irrespective of any culpability on the part of the Lessee. Should the Lessor be liable for such damage in its capacity of owner of the property, the Lessee shall indemnify the Lessor against all damages claims asserted against it.

                                   SECTION 14

                   ENTERING OF THE LEASE OBJECT BY THE LESSOR

With prior notification to the Lessee, the Lessor or an agent of the Lessor shall be entitled within the purpose of this agreement to enter the leased object during usual business hours in order to control compliance with obligations under this lease agreement by the Lessee. In the event of imminent danger the Lessor shall be entitled to enter the leased object at any time.

                                   SECTION 15

                                SECURITY MEASURES

1. At the Lessor's request, the Lessee is obliged to provide for all payment obligations arising from this lease agreement a written, unlimited, irrevocable, absolute bank guarantee of a Sparkasse (savings bank) or major German bank, which shall be the Lessee's main duty arising from this agreement. The guarantee shall be issued in the amount of 3 monthly rent payments plus advance payments towards ancillary costs and sales tax, and is to be presented to the Lessor within three months of the request in accordance with sentence 1.

      The leased premises can only be transferred to the Lessee after provision of the guarantee. If the monthly payment obligations of the Lessee are increased, the Lessor can request a corresponding increase in the security payment.

2. The guarantee is to be returned by the Lessor after termination of the lease agreement and once the Lessee has left the property given the Lessee has fulfilled all obligations arising from this lease agreement.

3. The Lessee shall notify the Lessor in due time of any changes in its belonging to the US Can Group or of any changes in its majority shareholding. Should the Lessor consider the credit standing of the Lessee to be limited subsequent to such a change, the Lessor maintains the right to require additional securities to ensure the fulfillment of payment obligations arising from this lease agreement.



                                   SECTION 16

                                 LEGAL SUCCESSOR

This agreement applies with respect to and against the legal successors of both parties.

                                   SECTION 17

                         PLACE OF FULFILLMENT AND VENUE

Place of fulfillment for all obligations arising from this agreement and venue shall be the location of the lease object.


                                   SECTION 18

                                  MISCELLANEOUS

1.    No oral agreements have been made.

2. Changes and supplements to this agreement require written form. This also applies with respect to a change to this written form clause.

3. Should one or several provisions of this agreement be or become entirely or partly invalid, this shall not affect the remaining provisions which shall remain in full force and effect. The parties undertake to agree on a provision coming as close as possible to the original intention of the parties from an economic point of view.



Erftstadt,                                   Erftstadt,
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MAY Grundbesitz GmbH & Co. KG                 MAY Verpackungen GmbH & Co. KG